Inspire Faithward Mid Cap Momentum ESG ETF
GLRY
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
MARCH 30, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Faithward Mid Cap Momentum ESG ETF (the “Fund”) seeks to outperform the results (before fees and expenses) of the broader U.S. midcap stock market when Momentum is in favor.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and/or Expense Reimbursement(1)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%
(1)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.80% of average daily net assets. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$303	$542	$1,228

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 270% of the average value of its portfolio.

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Principal Investment Strategies: The Fund, an actively managed exchange traded fund (ETF), invests at least 80% of its net assets plus any borrowings for investment purposes in midcap stocks. Midcap stocks are defined as stocks of companies with market capitalizations between $3 billion and $13 billion that meet the Fund’s environmental, social and governance (ESG) criteria described below.

The Fund’s investment adviser, Inspire Investing, LLC (the “Adviser”), utilizes a sub-adviser, SevenOneSeven Capital Management, LTD (the “Sub-Adviser”), to manage the assets of the Fund. The Adviser uses the proprietary Inspire Impact Score™ method of faith-based ESG analysis to provide the acceptable investment universe available to the Sub-Adviser. The Sub-Adviser uses its proprietary system of technical analysis to select Fund investments from this investment universe and to manage the assets of the Fund. It seeks to invest Fund assets in stocks demonstrating momentum that the Sub-Adviser further deems to have high growth potential based on the company’s financial health, earnings trends, valuation, risk and relative strength. In adopting a momentum style of investing, the Fund seeks to invest in securities that have had better recent performance compared to their peers and upward price movements. Based on these factors, the Fund at any given time may have significant percentage of its assets invested in one or more sectors than other sectors.

The Inspire Impact Score® methodology, which was developed and is maintained by the Adviser, screens eligible portfolio securities daily by using faith based ESG criteria designed to identify the most inspiring, biblically aligned companies in the world. The Inspire Impact Score® methodology assigns higher scores to companies operating as businesses of blessing with above average ESG ratings than their industry peer groups, and lower scores to companies to the extent they are involved in activities like abortion, pornography and human trafficking that do not align with biblical values. The Adviser obtains ESG data from multiple sources, including TrueValue Labs and Refinitiv/Thomson Reuters, as well as proprietary data from the Adviser’s research team. The Adviser relies exclusively on software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores® to a company.

The Inspire Impact Score® methodology assigns negative scores to companies that have any degree of participation in the following activities or products that do not align with biblical values, which removes them from the eligible investment universe of securities of potential Fund investments. A score of zero is assigned to companies where no information is available about their participation in the following activities or products:

•	Abortifacients – Company produces abortifacient drugs. This category includes all pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed.
•	Abortion Philanthropy – Corporate guided philanthropy to organizations that advocate for or provide abortions (excludes employee matching programs.)
•	Abortion Legislation – Corporate sponsored political, legal or other activism that advocates for or provides abortions.
•	Abortion Procedures – Company offers abortion procedures as a service.
•	Alcohol – Company produces or specifically distributes alcoholic beverages.
•	Cannabis Retail THC – Company produces or distributes retail cannabis products containing THC, the psychoactive component of cannabis.
•	Cannabis Cultivation/Processing – Company cultivates or process cannabis for retail or wholesale distribution.
•	Embryonic Stem Cell Research – Company is engaged directly or indirectly in embryonic stem cell research. This category includes companies which perform research on or produce products using embryonic stem cells, companies which provide embryonic stem cells to other entities and companies which utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Gambling – Company generates revenue from gambling. This category includes the operation of casinos or other gambling facilities, as well as manufacturing gambling machinery and or other gambling specific equipment.
•	Human Rights – Company has exploitative labor practices, working conditions or partnerships with exploitative supply partners, including unjust governmental entities and regimes.
•	In Vitro Fertilization – Company offers In Vitro Fertilization services or manufacture equipment to aid in such procedures.
•	LGBT Legislation – Corporate sponsored legal, political or other activism that advocates for the promotion and acceptance of the LGBT lifestyle.
•	LGBT Philanthropy – Corporate guided philanthropy to organizations that advocate for the promotion and acceptance of the LGBT lifestyle (excludes employee match programs).
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•	LGBT Promotion – Company provides products or services designed specifically for the promotion and acceptance of the LGBT lifestyle, or otherwise uses corporate influence for the promotion and acceptance of the LGBT lifestyle.
•	Pornography – Company produces or distributes pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
•	State Owned Enterprise – Company is owned and controlled by a Nation State or government that is a known human rights violator, including situations where the State has veto power, or a “golden share” is owned by the State or State controlled agency.
•	Tobacco – Company derives revenue from growing, manufacture or distribution of tobacco products.

The Inspire Impact Score® methodology scores the remaining universe of securities based on the company’s track record of acting in alignment with biblical values across the following ESG categories:

•	Corporate Governance – Company exhibits above average Corporate Governance performance relative to its industry peer group. This category considers ownership structure, voting, proxy procedures, board structure and tenure, ethical business practices and executive compensation.
•	Data Security & Privacy – Company exhibits above average Data Security & Privacy performance relative to its industry peer group. This category considers data and privacy policies and practices related to the corporation and customer data.
•	Environmental Stewardship – Company exhibits above average Environmental stewardship performance relative to its industry peer group. This category considers impacts on the atmosphere, land and water including carbon emissions, deforestation, biodiversity, waste water, water pollution and other environmental stewardship issues.
•	Innovation – Company exhibits above average Innovation performance relative to its industry peer group. This category considers quality and innovation throughout all aspects of product development and distribution, including R&D, packaging and disposal.
•	Labor Practices – Company exhibits above average Labor Practices performance relative to its industry peer group. This category considers compliance with fair labor standards for union and non-union employees, including employee retention, education, training, health, safety, compensation, benefits, diversity and mentoring programs.
•	Marketing Ethics – Company exhibits above average Marketing Ethics performance relative to its industry peer group. This category considers honest and appropriate communications and marketing channels, transparent product labeling and social impact of marketing efforts.
•	Political Action – Company exhibits above average Political Action performance relative to its industry peer group. This category considers lobbying practices, attempts at regulatory capture and undue political influence such that undermines the government’s ability to serve the public interest.
•	Renewable Energy – Company exhibits above average Renewable Energy performance relative to its industry peer group for the production and/or use of renewable, sustainable energy.
•	Social Impact – Company exhibits above average Social Impact performance relative to its industry peer group. This category considers a company’s overall impact on their communities, positive human rights behaviors, philanthropy and charity.
•	Supply Chain – Company exhibits above average Supply Chain performance relative to its industry peer group. This category considers a company’s overall governance of their supply chain, including social and environmental impacts and ensuring proper compliance with international human rights standards.

The Sub-Adviser invests Fund assets only in securities with an Inspire Impact Score® of zero or higher and the Sub-Adviser will cause a portfolio security to be sold when the Sub-Adviser deems appropriate if a portfolio security’s Impact Score® falls below a specified level.

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Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Biblically Responsible Investment Risk. The Fund invests its assets in securities with an Inspire Impact Score® of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score®.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Active Management Risk. The Sub-Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis
(i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

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ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying market value.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
o	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart show performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.inspireetf.com or by calling 877.658.9473.

Best Quarter:	1st Quarter 2021	9.91%

Worst Quarter:	3rd Quarter 2021	(0.82)%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2021)

	One Year	Since Inception (12/7/2020)
Return before taxes	16.08%	20.80%
Return after taxes on distributions	14.41%	19.15%
Return after taxes on distributions and sale of Fund shares	9.69%	15.26%
S&P MidCap 400 Index*	24.76%	26.83%
*	The S&P MidCap 400 Index® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in an Index or benchmark.

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Investment Adviser: Inspire Investing, LLC (the “Adviser”).

Investment Sub-Adviser: SevenOneSeven Capital Management, LTD. (the “Sub-Adviser”)

Portfolio Managers: Isaac Beckel, CFA®, CAIA, Portfolio Manager of the Adviser; Darrell Jayroe, CFA®, CKA®, CFP®, Chief Investment Officer and Portfolio Manager of the Adviser; Robert Netzly, Chief Executive Officer of the Adviser; Matthew Melott, CFP®, Portfolio Manager of the Sub-Adviser, Tim Schwarzenberger, CFA®, Portfolio Manager of the Adviser. Mr. Jayroe and Mr. Netzly have each served the Fund as a portfolio manager since December 2020, Mr. Melott has served the Fund as a portfolio manager since April 2021. Mr. Beckel, and Mr. Schwarzenberger have each served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.inspireetf.com.

Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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